CONFIDENTIAL TERM SHEET

                                   BRIDGE NOTE

Issuer:                 Iron  Star Development, Inc.

Investor:               Highgate House Funds, Ltd.

Securities:             Eight Hundred Thousand ($800,000) (the "Gross Proceeds")
                        of  securities   in  the  form  of  a  promissory   note
                        convertible (the "Note"), into shares of the Issuer's common stock ("Common Stock").

Term: Eighteen (18) months from the date of closing ("Maturity'). Upon Maturity, the Issuer shall repay one hundred eight percent (108%) of the Gross Proceeds ("Repayment Premium")

Interest:               Ten percent (10%) per annum ("Interest").

Warrants:               Issuer shall issue to the Investor  warrants to purchase
                        shares of  Common  Stock for a period of three (3) years
                        with an exercise price equal to $.001 per share equal to
                        twenty   percent  (20%)  of  the  Gross   Proceeds  (the
                        "Warrants"). The shares underlying the Warrants shall be included on the registration statement to be filed by the Issuer as described below.

Security:               The  Issuer  will  grant  to the  Investor  a  perfected
                        security interest in the assets of the Issuer as evidenced by a UCC-1 filing or a second lien on the assets where the UCC-1 is not available. The Issuer will also issue shares of Common Stock equal to five (5) times the Gross Proceeds to be held in escrow in the event of default ("Escrow Shares").

Closing Date:           The  closing  date will be the date on which  definitive
                        documents  are  signed by and  between  the  Issuer  and
                        Investor  ("Closing  Date").  It is  estimated  that the
                        Closing Date shall take place within a reasonable amount
                        of  time  from  the   execution   of  this  term  sheet,
                        notwithstanding   any   and  all   due   diligence   and
                        documentation issues that can arise.

Disbursement:           The Gross  Proceeds  shall be disbursed,  subject to the
                        deduction of any and all fees upon Closing.

Redemption:             The Issuer shall have the right, in its sole discretion,
                        to redeem the Note at any time prior to Maturity, upon three (3) business days prior written notice, any or all-outstanding Note remaining in its sole discretion.
                        The redemption price shall be one hundred twenty (120%) of the face amount redeemed plus accrued interest, subject to the maximum amount of interest allowed to be charged by law ("Redemption Price").

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Payments:               The  Issuer  will  begin  making  monthly   payments  of
                        principal and Interest one hundred eighty (180) days from the Closing Date. The amount of each monthly payment shall be equal to the principal balance of the Note and the Repayment Premium divided by the number of months remaining to Maturity, plus accrued Interest (collectively "Payments").

Event of Default:       In the event the Issuer does not make timely Payments on
                        the  Note,  then  the Note  will be  deemed  in  default
                        ("Event of Default").  Upon such event, the Investor may
                        at  its  sole   option   take  the   Escrow   Shares  as
                        satisfaction of the Note, subject to certain conversion limitations.

Conversion:             The Investor  may at its sole option  convert any or all
                        of the face amount  still  outstanding  of the Note plus
                        Interest, compounded monthly, from the Closing Date to the date of conversion ("Conversion Amount"). The number of shares of Common Stock of the Issuer to be received upon conversion, and delivered from the Escrow Shares, will be determined by dividing the Conversion Amount by the Conversion Price, as defined below.

Conversion Price:       The Note is convertible  into Common Stock at $1.00 (the
                        "Fixed Price"). In the Event of Default, the Investor, at its sole option, may take the Escrow Shares in satisfaction of the Note.

Registration:           Promptly,  but no later than  forty-five  (45)  calendar
                        days from the  Closing  Date,  the  Issuer  shall file a
                        registration  statement  (on Form SB-2, or similar form)
                        with the United States Securities & Exchange  Commission
                        ("SEC")  covering the shares of Common Stock  underlying
                        the  Warrants,  the  Escrow  Shares and the shares to be
                        issued   in   accordance   with   the   Standby   Equity
                        Distribution    Agreement,   as   defined   below   (the
                        "Registration Statement"). The Issuer shall use its best
                        efforts to ensure that such  Registration  Statement  is
                        declared  effective  within  one  hundred  twenty  (120)
                        calendar  days of filing  with the SEC. In the event the
                        Registration  Statement is not declared effective within
                        one hundred twenty (120) calendar days,  then the Issuer
                        shall pay to the Investor a cash amount within three (3)
                        business  days  from the end of the  month  equal to two
                        percent  (2%)  per  month of the  outstanding  principal
                        amount of the Note as  liquidated  damages  and not as a
                        penalty.   The  Issuer   shall  keep  the   Registration
                        Statement "Evergreen" for the life of the Note or until Rule 144(k) of the Securities Act of 1933, as amended, is available to the Investor, whichever is later. The
                        Issuer shall retain, and pay at its sole expense, a law firm to file the Registration Statement from a list of approved law firms provided by the Investor. Upon an Event of Default, the Investor will have the right to demand registration of the Common Stock to be issued upon conversion of the Note including the Escrow Shares.

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Conditions:             The  Issuer  shall  have  previously   entered  into  an
                        agreement  with  Cornell  Capital  Partners,  LP,  for a
                        $10,000,000   Standby  Equity   Distribution   Agreement
                        ("SEDA"), execute all documents thereto on or before the Closing Date and agree to a written use of proceeds for the Gross Proceeds.

Share Issuance:         At all times,  the Issuer  shall keep  available  Common
                        Stock duly  authorized  for  issuance  against  the Note
                        including the Escrow Shares.  If at any time, the Issuer
                        does not have  available  an  amount of  authorized  and
                        non-issued Common Stock necessary to satisfy issuance of
                        the  Escrow  Shares,  the  Issuer  shall call and hold a
                        special   meeting   within  thirty  (30)  days  of  such
                        occurrence,  for the  sole  purpose  of  increasing  the
                        number of shares of Common Stock authorized.  Management
                        of the Issuer shall recommend to shareholders to vote in
                        favor  of   increasing   the  number  of  Common   Stock
                        authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

No Shorting:            Neither  the  Investor  nor its  affiliates  has an open
                        short position in the Common Stock of the Issuer, and the Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of, or hedging transactions with respect to the Common
                        Stock.

Banker's Fees:          The Investor  shall receive cash  compensation  equal to
                        ten percent (10%) of the Gross Proceeds of the Note to be paid directly from escrow from Disbursement as described above for the SEDA commitment.

Legal Fee:              The  Issuer  agrees  to pay a legal  fee of  $10,000  in
                        connection with this transaction. The Issuer shall bear all of its own legal and professional fees and expenses, including but not limited to those associated with the filing of its Registration Statement as contemplated herein.

Expenses:               The  Issuer  agrees  to  pay  to  a  non-refundable  due
                        diligence  fee of  $10,000  upon  execution  of the Term
                        Sheet.

Confidentiality:        The  existence  of  this  Term  Sheet  and  all  of  its
                        individual  terms and  conditions  are of a confidential
                        nature and shall not be disclosed to anyone,  except the
                        Issuer,  the Issuer's  management,  board of  directors,
                        legal  counsel  and  accounting   auditors  without  the
                        express written consent of the Investor.

If the terms and conditions contained herein in this four (4) page Term Sheet as of the date first written above are satisfactory, then please sign as indicated below. We appreciate this opportunity to work with you on this investment.

                                      IRON STAR DEVELOPMENT, INC.


                                      By: /s/ Wallace Boyack
                                          --------------------------------------
                                          Name: Wallace Boyack
                                          Its:  President


                                      HIGHGATE HOUSE FUNDS, LTD.


                                      By: /s/ Adam Gottbetter
                                          --------------------------------------
                                          Name:  Adam S. Gottbetter
                                          Title: Portfolio Manager